LORD ABBETT TRUST I

Lord Abbett Diversification Shares: Core Completion Fund

Lord Abbett Diversification Shares: Core Plus Completion Fund

Lord Abbett Diversification Shares: Short Duration Completion Fund

Supplement dated July 15, 2025 to the

Prospectus and Statement of Additional Information (the “SAI”), each dated

December 1, 2024, as revised May 13, 2025.

This Supplement updates certain information contained in the Prospectus and SAI dated December 1, 2024, as revised May 13, 2025 (the “December Pro/SAI”) for Lord Abbett Trust I (the “Trust”) regarding Lord Abbett Diversification Shares: Core Completion Fund, Lord Abbett Diversification Shares: Core Plus Completion Fund, and Lord Abbett Diversification Shares: Shore Duration Completion Fund, each a series of the Trust.

Effective immediately, Lord Abbett Diversification Shares: Core Completion Fund and Lord Abbett Diversification Shares: Core Plus Completion Fund (the “Funds”) are no longer offered through the December Pro/SAI. All references to the Funds in the December Pro/SAI are hereby removed.

Effective immediately, the Funds are offered through a separate Prospectus and SAI, each dated December 1, 2024, as revised July 15, 2025. Lord Abbett Diversification Shares: Shore Duration Completion Fund continues to be offered through the December Pro/SAI.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.